UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2005

PACIFICARE HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31700	95-4591529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Plaza Drive, Cypress, California 90630-5028

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (714) 952-1121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2005, PacifiCare Health Systems, LLC (the “Company”), as successor by merger to PacifiCare Health Systems, Inc. (“PacifiCare”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) with UnitedHealth Group Incorporated, a Minnesota corporation, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of California, N.A.), the trustee (the “Trustee”) for the Company’s 3% Convertible Subordinated Debentures Due 2032 (the “Debentures”). The Second Supplemental Indenture amends and supplements the Indenture, dated as of November 22, 2002, between PacifiCare and the Trustee (as heretofore amended or supplemented, the “Indenture”) relating to the Debentures by extending the period during which a holder of the Debentures may (a) withdraw Debentures surrendered to the Company in the event of a repurchase of Debentures by the Company at the option of such holder on (i) a scheduled purchase date (“Scheduled Put”) or (ii) a fundamental change with respect to the Company (“Fundamental Change Put”) and (b) surrender Debentures to the Company in the event of a Scheduled Put. Under the Second Supplemental Indenture, in the event of a Scheduled Put or a Fundamental Change Put, a holder may withdraw its surrender of Debentures at any time prior to the close of business on the relevant purchase date, in each case by following the procedures set forth in the Indenture. In addition, the Second Supplemental Indenture provides that a holder who surrenders Debentures to the Company in the event of a Scheduled Put may surrender such Debentures from the opening of business on the date that is 20 business days prior to the relevant purchase date until the close of business on such purchase date. The changes embodied in the Second Supplemental Indenture are intended to make the above-referenced surrender and withdrawal period for the Debentures consistent with the requirements of Rule 13e-4 and Rule 14e-1 under the Securities Exchange Act of 1934, as amended.

A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

4.1	Second Supplemental Indenture, dated as of December 30, 2005, by and among PacifiCare Health Systems, LLC, UnitedHealth Group Incorporated and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of California, N.A.)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, LLC
(as successor by merger to PacifiCare Health Systems, Inc.)

Dated: December 30, 2005	By:	/s/ Robert Oberrender
Robert Oberrender
Treasurer

3

INDEX TO EXHIBITS

4.1	Second Supplemental Indenture, dated as of December 30, 2005, by and among PacifiCare Health Systems, LLC, UnitedHealth Group Incorporated and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of California, N.A.)

4